UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

SURGEPAYS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

847-648-7541

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SURGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2021, SurgePays, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”), with Maxim Group LLC (“Maxim”) who acted as the underwriter (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter in a firm commitment underwritten public offering (the “Offering”) an aggregate of 4,600,000 units, with each unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant (“Warrants”, and collectively with the Common Stock, the “Units”), each to purchase one share of Common Stock, at a public offering price of $4.30 per Unit. The Warrants included in the Units are exercisable immediately, have an exercise price of $4.73 per share, which represents 110% of the price per Unit sold in the Offering, and expire three years from the date of issuance. The Common Stock and the Warrants have been approved to list on the Nasdaq Capital Market under the symbols SURG and SURGW, respectively, and began trading there on November 2, 2021.

The Units were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-233726), initially filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), on September 12, 2019, and declared effective on November 1, 2021 (the “Initial Registration Statement”), and a registration statement relating to the Initial Registration Statement, as amended, filed on November 1, 2021 pursuant to Rule 462(b) promulgated under the Securities Act, and which became automatically effective upon filing (File No. 333-260672).

In addition, the Underwriter was granted a 45-day option to purchase up to an additional 690,000 shares of Common Stock and/or up to an additional 690,000 Warrants solely to cover over-allotments, at the public offering price per share of Common Stock and per Warrant, less, in each case, the underwriting discounts payable by the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company, and certain stockholders have agreed with the Underwriter not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of our Common Stock or securities convertible into Common Stock for a period of 180 days after November 1, 2021, the date of the final prospectus.

On November 4, 2021, the Company entered into a warrant agency agreement (the “Warrant Agency Agreement”) with VStock Transfer, LLC, a California corporation (“VStock”), to serve as the Company’s warrant agent for the Warrants. Upon the closing of the Offering, VStock issued the Warrants.

On November 4, 2021, pursuant to the Underwriting Agreement, the Company issued warrants to the Underwriter to purchase up to an aggregate of 230,000 shares of Common Stock (the “Underwriter’s Warrants”). The Underwriter’s Warrants are exercisable beginning on May 1, 2022, until November 1, 2026. The initial exercise price of Representative’s Warrants is $4.73 per share, which equals 110% of the public offering price per Unit in the Offering.

The Offering closed on November 4, 2021. In addition, on November 4, 2021, the Underwriter partially exercised its over-allotment option by purchasing additional Warrants to purchase 690,000 shares of Common Stock.

The foregoing description of the Underwriting Agreement, Warrant Agency Agreement and Underwriter’s Warrants are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Warrant Agency Agreement and the form of Underwriter’s Warrants, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2021, the Company filed a Certificate of Amendment to the Company’s Articles of Incorporation, as amended (the “Charter Amendment”), with the Secretary of State of the State of Nevada in connection with a 1-for-50 reverse stock split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Split”). The Reverse Split became effective on November 2, 2021.

The above description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Reverse Split was implemented by the Company in connection with the Company’s listing of its Common Stock on the Nasdaq Capital Market.

Item 8.01 Other Events.

On November 1, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. On November 4 , 2021, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement between SurgePays, Inc. and Maxim Group LLC, dated November 1, 2021
3.1	Certificate of Amendment, filed November 1, 2021
4.1	Form of Underwriter’s Warrants
4.2	Warrant Agency Agreement between SurgePays, Inc. and VStock Transfer, LLC, dated November 4, 2021
99.1	Press Release announcing the pricing of the Offering, dated November 1, 2021
99.2	Press Release announcing the closing of the Offering, dated July 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURGEPAYS, INC.

Date: November 5, 2021	By:	/s/ Kevin Brian Cox
	Name:	Kevin Brian Cox
	Title:	Chief Executive Officer